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                             NOTE PURCHASE AGREEMENT


                                     between


                   FIRST INVESTORS AUTO CAPITAL CORPORATION
                                   as Issuer,

                       FIRST UNION CAPITAL MARKETS CORP.,
                                  as Deal Agent

                                  the INVESTORS
                                  named herein

                           FIRST UNION NATIONAL BANK,
                               as Liquidity Agent

                                       and

                      VARIABLE FUNDING CAPITAL CORPORATION,
                                   as Company,


                           Dated as of January 1, 1998

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                                TABLE OF CONTENTS

                                                                            PAGE

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.1 Definitions................................................1

                                   ARTICLE II

                               FUNDINGS; THE NOTE

      Section 2.1 Funding; The Note..........................................3
      Section 2.2 Acceptance and Custody of Note............................10
      Section 2.3 Fees......................................................10
      Section 2.4 Commercial Paper Limitations..............................11

                                   ARTICLE III

           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ISSUER

      Section 3.1 Representations, Warranties and Covenants of the Issuer...11

                                   ARTICLE IV

                                 INDEMNIFICATION

      Section 4.1 Indemnity.................................................13
      Section 4.2 Indemnity for Taxes, Reserves and Expenses................14
      Section 4.3 Other Costs, Expenses and Related Matters.................16

                                    ARTICLE V

                     THE DEAL AGENT AND THE LIQUIDITY AGENT

      Section 5.1 Authorization and Action..................................17
      Section 5.2 Delegation of Duties......................................17
      Section 5.3 Exculpatory Provisions....................................18
      Section 5.4 Reliance..................................................19
      Section 5.5 Non-Reliance on Deal Agent, Liquidity Agent and Other
      Investors.............................................................19
      Section 5.6 Reimbursement and Indemnification.........................20
      Section 5.7 Deal Agent and Liquidity Agent in their Individual
      Capacities............................................................20

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      Section 5.8 Successor Deal Agent or Liquidity Agent...................20

                                   ARTICLE VI

                           ASSIGNMENTS; PARTICIPATIONS

      Section 6.1 Assignments and Participations............................21

                                   ARTICLE VII

                                  MISCELLANEOUS

      Section 7.1 Notices, etc..............................................24
      Section 7.2 Successors and Assigns....................................24
      Section 7.3 Severability Clause.......................................25
      Section 7.4 Amendments................................................25
      Section 7.5 No Bankruptcy Petition Against the Company................26
      Section 7.6 Costs, Expenses and Taxes.................................26
      Section 7.7 Setoff....................................................26
      Section 7.8 No Recourse...............................................27
      Section 7.9 Further Assurances........................................27
      Section 7.10 Confidentiality..........................................27
      Section 7.11 GOVERNING LAW............................................28
      Section 7.12 WAIVER OF JURY TRIAL.....................................28
      Section 7.13 Counterparts.............................................28
      Section 7.14 Headings.................................................28

                                    EXHIBITS


EXHIBIT A...FORM OF NOTE

EXHIBIT B...FORM OF FUNDING REQUEST

EXHIBIT C...FORM OF ASSIGNMENT AND ACCEPTANCE

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                             NOTE PURCHASE AGREEMENT

      NOTE PURCHASE AGREEMENT, dated as of January 1, 1998, by and among:

      (1) FIRST INVESTORS AUTO CAPITAL CORPORATION, a Delaware corporation, as Issuer (together with its successors and assigns, the "Issuer").

      (2) the financial institutions listed on the signature pages of this Agreement under the heading "INVESTORS" and their respective permitted successors and assigns (but excluding participants under Section 6.1 hereof) (the "INVESTORS");

      (3) VARIABLE FUNDING CAPITAL CORPORATION, a Delaware corporation (the "COMPANY");

      (4) FIRST UNION CAPITAL MARKETS CORP. ("FCMC"), as the deal agent (the "DEAL AGENT") and as documentation agent (the "DOCUMENTATION AGENT"); and

      (5) FIRST UNION NATIONAL BANK, with its main office located in Charlotte, North Carolina ("FIRST UNION"), as the liquidity agent (the "LIQUIDITY AGENT").


                            W I T N E S S E T H :

      WHEREAS, subject to the terms and conditions of the Security Agreement, the Issuer desires to obtain funds from time to time from the Company, and to evidence the obligation to repay such amounts through the issuance of the Note;

      WHEREAS, pursuant to the Security Agreement, the Issuer will pledge to the Collateral Agent for the benefit of the Secured Party its interest in the Receivables and related property including the Issuer's security interest in the Financed Vehicles;

      NOW THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1 DEFINITIONS.

      Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to such terms in the Security Agreement, dated as of January 1, 1998 (the "SECURITY AGREEMENT"), among First Investors Financial Services, Inc., as the Seller, the Issuer, as debtor, and First Union Capital Markets Corp., as the Collateral Agent, and the Deal Agent, as amended, modified and supplemented from time to time. The following terms shall have the following meanings:

AGREEMENT: This Note Purchase Agreement, as it may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof.

AGENT'S ACCOUNT: A special account (account number 01 41 96 47) in the name of the Deal Agent, maintained at Bankers Trust Company.

ASSIGNMENT AND ACCEPTANCE: An assignment and acceptance entered into by an Investor and an Eligible Assignee, and accepted by the Deal Agent, in substantially the form of EXHIBIT C hereto.

CLOSING DATE:  January 1, 1998.

CODE: The Internal Revenue Code of 1986, as amended from time to time (including any successor statute), and the regulations promulgated and the rulings issued thereunder.

COMMITMENT: For each Investor, the commitment of such Investor to make Fundings hereunder in an amount not to exceed the amount set forth under such Investor's name on the signature pages of this Agreement, as such amount may be modified in accordance with the terms hereof.

COMMITMENT TERMINATION DATE: December 31, 1998 or such later date to which the Commitment Termination Date may be extended by written agreement among the parties hereto.

ELIGIBLE ASSIGNEE: (a) (i) A Person whose short-term rating is at least A-1 from S&P and P-1 from Moody's, or whose obligations under this Agreement are guaranteed by a Person whose short-term rating is at least A-1 from S&P and P-1 from Moody's, or (ii) such other Person satisfactory to the Company, the Deal Agent and each of the rating agencies rating the Commercial Paper and (b) a Person approved by the Issuer.

FUNDING:  Any  advance by a  Purchaser  to the Issuer  hereunder  pursuant  to
Section 2.1(a) hereof.

FUNDING REQUEST:  Has the meaning specified in Section 2.1(a) hereof.

INDEMNIFIED AMOUNTS:  Has the meaning specified in Section 4.1 hereof.

INDEMNIFIED PARTIES:  Has the meaning specified in Section 4.1 hereof.

INITIAL FUNDING: The first Funding which is made after the Closing Date pursuant to Section 2.1(a) hereof.

NOTE: The note issued to the Company pursuant to Section 2.1(f)(i) of this Agreement.

ORIGINAL INVESTMENT: The amount advanced to the Issuer in respect of the Initial Funding (without reduction for any amount the Issuer directs to be deposited in the Reserve Account).

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
OTHER ISSUER: Any Person other than the Issuer that has entered into a transfer and administration agreement, receivables purchase agreement, note purchase agreement or other similar agreement with the Company and which is not a party to any Transaction Document.

PRO-RATA SHARE: For each Investor, the Commitment of such Investor divided by the Facility Limit.

PURCHASER: Collectively, the Company and the Investors and any other Person that agrees, pursuant to the pertinent Assignment and Acceptance, to make Fundings hereunder.

REGISTER:  Has the meaning specified in Section 6.1(c).

REQUIRED INVESTORS: At any time, Investors with Commitments in excess of 50% of the Facility Limit.

SECTION 4.2 COSTS:  Has the meaning specified in Section 4.2 hereof.
-----------------

SUBSEQUENT FUNDING: A Funding which is made pursuant to Section 2.1(a) hereof after the Initial Funding.

TRANSACTION COSTS:  Has the meaning specified in Section 4.3 hereof.

TRANSACTION DOCUMENTS: This Agreement, the Security Agreement, the Purchase Agreement, the Fee Letter and all other documents, certificates, reports and agreements delivered in connection with the foregoing.

                                   ARTICLE II

                               FUNDINGS; THE NOTE

      SECTION 2.1 FUNDING; THE NOTE.

      (a) FUNDINGS. Upon the terms and subject to the conditions herein set forth, the Company may, in its sole and absolute discretion, make advances and, if the Company does not make any such advances, the Investors shall, make advances (any such advance, whether made by the Company or the Investors, a "FUNDING," the first such advance being the "INITIAL FUNDING" and each such additional Funding occurring after the Initial Funding being a "SUBSEQUENT FUNDING") to the Issuer from time to time on or after the Closing Date and prior to (i) the Termination Date, in the case of the Company and (ii) the earlier of the Termination Date and the Commitment Termination Date, in the case of the Investors; PROVIDED, however, that the Issuer shall not request more than seven
(7) Fundings in any one calendar month and any Funding in excess of seven in any one calendar month shall be void unless permitted in writing by the Deal Agent. In connection with each Funding, the Issuer shall, by notice to the Deal Agent in the form of Exhibit B hereto (a "FUNDING REQUEST") request such Funding at least three (3) Business Days prior to the proposed date of such Funding. Such notice shall specify the proposed Funding

                                       3
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Amount (which shall be at least $1,000,000, except in the case of the Initial
Funding, which must be at least $5,000,000) and the proposed date of the Funding.

      (b) PAYMENTS BY PURCHASERS. Following each Funding, the Company or each Investor shall deposit to the Agent's Account, in immediately available funds an amount equal to (i) the Funding, in the case of a Funding by the Company or (ii) such Investor's Pro-Rata Share of the Funding, in the case of a Funding by the Investors.

      (c) CONDITIONS TO FUNDING. Neither the Company nor any Investor shall, nor shall either have any obligation to, advance any funds to the Issuer in connection with any Funding unless on the date of such Funding (i) the sum of the Net Investment after giving effect to such Funding plus the interest component of Commercial Paper Notes would not exceed the Facility Limit; (ii) the Net Investment, after giving effect to such Funding, would not be greater than the Borrowing Base; (iii) an amount equal to the Initial Reserve Account Deposit shall be on deposit in the Reserve Account; (iv) each representation and warranty of the Issuer herein, in the Security Agreement or in any other Transaction Document shall be true and correct; (v) a Wind-Down Event, an Amortization Event, a Potential Termination Event, a Potential Wind-Down Event, a Potential Amortization Event or an Incipient Coverage Shortfall shall not have occurred or be continuing and the Termination Date shall not have occurred; (vi) in connection with the Initial Funding, the conditions precedent set forth in paragraph (g) of this Section shall be satisfied; and (vii) the aggregate amount of outstanding Fundings (after giving effect to the amount of any requested Funding) would not exceed the Facility Limit. In addition to the foregoing and not in limitation thereof, no Investor shall, nor shall it have any obligation to, advance funds to the Issuer in connection with any Funding unless the date of such Funding occurs on or before the Commitment Termination Date.

      (d) FUNDING REQUEST IRREVOCABLE. The notice of the proposed Initial Funding and any Funding Request shall be irrevocable and binding on the Issuer and the Issuer shall indemnify the Company, the Liquidity Agent and the Investors against any loss or expense incurred by the Company, either directly or indirectly (including through the Liquidity Agreement) as a result of any failure by the Issuer to complete the requested Funding including, without limitation, any loss (including loss of anticipated profits) or expense incurred by the Company, the Liquidity Agent or any Investor, either directly or indirectly (including pursuant to the Liquidity Agreement), by reason of the liquidation or re-employment of funds acquired by the Company, the Liquidity Agent or any Investor (including, without limitation, funds obtained by issuing commercial paper or promissory notes or obtaining deposits or loans from third parties) for the Company, the Liquidity Agent or any Investor to complete the requested Funding.

      (e) DISBURSEMENT OF FUNDS. No later than 3:00 p.m. (New York City time) on the date on which a Funding is to be made, the Deal Agent will, to the extent of funds received from Purchasers, make available to the Issuer in immediately available funds, the amount of the Funding to be made on such day by remitting the amount thereof to an account of the Issuer as designated in the related notice requesting such Funding.

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
      (f)   THE NOTE.

            (i) The Issuer's obligation to pay the principal of and interest on all amounts advanced hereunder pursuant to any Funding shall be evidenced by a single note of the Issuer (the "NOTE") which shall (1) be dated the Closing Date; (2) be in the stated principal amount equal to the Facility Limit (as reflected from time to time on the grid attached thereto); (3) bear interest as provided therein; (4) be payable to the order of the Deal Agent, as agent for the Company and the Investors and mature on the Remittance Date occurring in the third calendar month following the calendar month in which the latest maturing Receivable (determined as of the Termination Date) is scheduled to mature (without regard to extensions subsequently granted on any Receivable by the Issuer or any servicing agent); (5) be entitled to the benefits of the Security Agreement; and (6) be substantially in the form of Exhibit A to this Agreement, with blanks appropriately completed in conformity herewith. The Deal Agent shall, and is hereby authorized to, make a notation on the schedule attached to the Note of the date and the amount of each Funding and the date and amount of the payment of principal thereon, and prior to any transfer of the Note, the Deal Agent shall endorse the outstanding principal amount of the Note on the schedule attached thereto; PROVIDED, HOWEVER, that failure to make such notation shall not adversely affect the Company's, the Deal Agent's, the Collateral Agent's, the Liquidity Agent's or any Investor's rights with respect to the Note.

            (ii) Although the Note shall be dated the Closing Date, interest in respect thereof shall be payable only for the periods during which amounts are outstanding thereunder and on such amounts as are outstanding thereunder. Although the stated principal amount of the Note shall be equal to the Facility Limit, the Note shall be enforceable with respect to the Issuer's obligation to pay the principal thereof only to the extent of the unpaid principal amount of the Fundings outstanding thereunder at the time such enforcement shall be sought.

      (g) The obligations of the Company, the Liquidity Agent and the Investors under this Agreement are subject to the accuracy of the representations and warranties on the part of the Issuer contained herein, as of the date hereof, as of the Closing Date (as if made on such date) and as of the date of each Funding (as if made on such date), to the performance by the Issuer of its obligations under this Agreement and to the satisfaction of the following further conditions on the Closing Date or the date of the Initial Funding, as indicated below:

            (i) The Deal Agent shall have received opinions, dated the Closing Date, of Buck, Keenan & Owens, L.L.P., special counsel to the Issuer, as to "true sale" and substantive nonconsolidation issues under the Bankruptcy Code (each such opinion referred to herein as a "BANKRUPTCY OPINION").

            (ii) The Deal Agent shall have received an opinion, dated the Closing Date, from Buck, Keenan & Owens, L.L.P., special counsel for the Issuer, with respect to:

                  (1) Each of the Note, this Agreement and the Security
            Agreement have been duly authorized, executed and delivered by the Issuer and is a valid and binding agreement, enforceable against the Issuer in accordance with its respective terms, except to the extent that enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (B) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (C) the qualification that certain remedial provisions of the Security Agreement may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of the Security Agreement, and the Security Agreement, together with applicable law, contains adequate remedial provisions for the practical realization of the benefits of the security created thereby;

                  (2) The pledge of the Receivables and the other property
            pledged by the Issuer to the Collateral Agent, on behalf of the Secured Parties pursuant to the Security Agreement, the compliance by the Issuer with all of the provisions of the Security Agreement, this Agreement and the Note and the consummation of the transactions therein or herein contemplated will not (A) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Issuer is a party or by which the Issuer is bound or to which any of the property or assets of the Issuer is subject, (B) result in any violation of the provisions of any order known to such counsel of any court or governmental agency or body having jurisdiction over the Issuer or any of its properties or (C) result in any violation of the provisions of the charter or the by-laws of the Issuer or any statute or any rule or regulation of any governmental agency or body having jurisdiction over the Issuer or any of its properties;

                  (3) No authorization, approval, consent or order of, or filing with, any court or governmental authority or agency is required by the Issuer in connection with the consummation of the transactions contemplated in the Security Agreement and this Agreement, except such as have been obtained;

                  (4) To the best of such counsel's knowledge and information, there are no legal or governmental proceedings pending or threatened
            (A) asserting the invalidity of the Security Agreement or this Agreement, (B) seeking to prevent the consummation by the Issuer of any of the transactions contemplated by the Security Agreement or this Agreement or (C) which might materially and adversely affect the performance by the Issuer of its obligations under the Security Agreement or this Agreement;

                  (5) The provisions of the Security Agreement are effective to create a valid security interest in the Collateral in favor of the Collateral Agent on behalf

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
            of the Secured Parties and such security interest is perfected and prior to all other creditors of and purchasers from the Issuer; and

                  (6) The Issuer is not required to be registered as an
            "investment company" under the Investment Company Act of 1940, as amended.

            (iii) The Deal Agent shall have received an opinion, dated the Closing Date, from Buck, Keenan & Owens, L.L.P., counsel to the Seller, to the effect that:

                  (1) The Seller is a corporation organized, existing and in good standing under the laws of the State of Texas, with corporate power and authority to own its properties and conduct its business as currently conducted; and the Seller is qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification;

                  (2) The Seller has or had at all relevant times full power, authority and legal right to exercise, deliver and perform its obligations under the Purchase Agreement; and has or had at all relevant times full power, authority and legal right to acquire, own and transfer the Receivables and the other property transferred by it to the Issuer pursuant to the Purchase Agreement;

                  (3) The Purchase Agreement has been duly authorized, executed and delivered by the Seller and is a valid and binding agreement, enforceable against the Seller in accordance with its terms, except to the extent that enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors', rights generally and (B) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

                  (4) The transfer of the Receivables and the other property transferred by the Seller to the Issuer pursuant to the Purchase Agreement, the compliance by the Seller with all of the provisions of the Purchase Agreement, the Security Agreement and this Agreement and the consummation of the transactions therein or herein contemplated will not (A) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, (B) result in any violation of the provisions of any order known to such counsel of any court or governmental agency or body having jurisdiction over the Seller or any of its properties or (C) result in any violation of the provisions of the charter or the by-laws of the Seller or any statute or any rule or regulation of any governmental agency or body having jurisdiction over the Seller or any of its properties;

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
                  (5) No authorization, approval, consent or order of, or filing with, any court or governmental authority or agency is required by the Seller in connection with the consummation of the transactions contemplated in the Purchase Agreement and this Agreement, except such as have been obtained; and

                  (6) To the best of such counsel's knowledge and information, there are no legal or governmental proceedings pending or threatened
            (A) asserting the invalidity of the Purchase Agreement, the Security Agreement or this Agreement, (B) seeking to prevent the consummation by the Seller of any of the transactions contemplated by the Purchase Agreement, the Security Agreement or this Agreement or (C) which might materially and adversely affect the performance by the Seller of its obligations under the Purchase Agreement, the Security Agreement or this Agreement.

            (iv) The Deal Agent shall have received written confirmation from both Moody's and S&P that the purchase by VFCC of any interest in the Note hereunder will not cause either such rating agency to reduce its rating of the Commercial Paper below A-1, in the case of S&P and P-1, in the case of Moody's.

            (v) The Deal Agent shall have received certificates of the Issuer, dated the Closing Date and as of the date of the Initial Funding (if not the Closing Date), stating that (A) its representations and warranties made herein and in the Security Agreement are true and correct as of the Closing Date or the date of the Initial Funding (if not the Closing Date), and (B) the Issuer has complied with all agreements and satisfied all conditions to be satisfied on its part pursuant to this Agreement at or prior to the Closing Date or the date of the Initial Funding (if not the Closing Date).

            (vi)  [reserved]

            (vii) All conditions precedent to the authentication and delivery of the Note under this Agreement shall have been satisfied on or before the Closing Date.

            (viii) Each party shall have performed and complied with all agreements and conditions contained herein and in the Security Agreement and all other documents delivered in connection herewith or therewith which are required to be performed or complied with by such party on or before the Closing Date and as of the date of the Initial Funding (if not the Closing Date).

            (ix) This Agreement, the Purchase Agreement and the Security Agreement shall have been duly authorized, executed and delivered by the respective parties thereto, shall be in full force and effect on the Closing Date and as of the date of the Initial Funding (if not the Closing
      Date) and shall be in form and substance satisfactory to the Deal Agent.

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
            (x) The Deal Agent shall have received the following, in each case in form and substance satisfactory to it:

                  (1) copy of the resolutions of the Board of Directors of the
            Issuer, certified by the Secretary or an Assistant Secretary as of the Closing Date, duly authorizing the execution, delivery and performance by the Issuer of the documents executed by or on behalf of the Issuer in connection with the transactions contemplated by this Agreement and the Security Agreement; and attesting to the names and true signatures of the person or persons executing and delivering each such document;

                  (2) a copy of the resolutions of the Board of Directors of the
            Seller, certified by the Secretary or an Assistant Secretary of the Seller as of the Closing Date, duly authorizing the execution, delivery and performance by the Seller of the Purchase Agreement and any other documents executed by or on behalf of the Seller in connection with the transactions contemplated hereby; and an incumbency certificate of the Seller as to the person or persons executing and delivering each such document;

                  (3) a certificate of the Collateral Agent dated as of the
            Closing Date regarding its authority and the incumbency of its officers; and

                  (4) such other documents and evidence with respect to the
            Issuer, the Seller and the Servicer as the Deal Agent may reasonably request in order to establish the corporate existence and good standing of each thereof, the proper taking of all appropriate corporate proceedings in connection with the transactions contemplated by this Agreement, the Security Agreement, the Servicing Agreement and the Purchase Agreement and the compliance with the conditions set forth herein and therein, in any case as of the Closing Date and/or the date of the Initial Funding.

            (xi) No fact or condition shall exist as of either the Closing Date or the date of the Initial Funding under applicable law or applicable regulations thereunder or interpretations thereof by any regulatory authority which in the Deal Agent's reasonable opinion would make it unlawful to issue the Note or for the Issuer or any of the other parties thereto to perform their respective obligations under this Agreement, the Security Agreement and the Purchase Agreement.

            (xii) On or prior to the Closing Date, the Seller and the Issuer shall have filed any financing statements or amendments thereto, wherever necessary or advisable, in order to perfect the transfer and assignment of the Receivables to the Issuer and the grant of the security interest therein to the Collateral Agent and shall have delivered file-stamped copies of such financing statements or other evidence of the filing thereof to the Company.

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
            (xiii) All taxes and fees due in connection with the filing of the financing statements referred to in clause (xii) of this Section 2.1(g) shall have been paid in full or duly provided for.

            (xiv) [reserved]

            (xv) As of either the Closing Date or the date of the Initial Funding, no action or proceeding shall have been instituted nor shall any governmental action be threatened before any court or governmental agency nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency to set aside, restrain, enjoin or prevent the performance of this Agreement or any of the other agreements or the transactions contemplated hereby.

            (xvi) The Deal Agent shall, as of the Closing Date and the date of the Initial Funding, have been furnished with such other documents and opinions (including executed copies, addressed to it or otherwise expressly allowing it to rely thereon of such documents or opinions) delivered to any other person in connection with this Agreement and the transactions contemplated hereby as it may reasonably require, and all documents and opinions as well as actions and proceedings taken by the Issuer in connection with the issuance of the Note shall be satisfactory in form and substance to the Deal Agent and its counsel.

            (xvii) [reserved]

            (xviii) The Company shall have received, in substance reasonably satisfactory to the Company, the Fee Letter dated as of the Closing Date.

            (xix) The Reserve Account shall have been established at Bankers Trust Company and either on or before the date of the Initial Funding the Initial Reserve Account Deposit by the Issuer into the Reserve Account shall have been made or instructions shall have been given to the Deal Agent to deduct such amount from the amount of the Initial Funding and paid to the Reserve Account Agent.

      SECTION 2.2 ACCEPTANCE AND CUSTODY OF NOTE.

      On the Closing Date, the Deal Agent shall take delivery of the Note and maintain custody thereof on behalf of the Purchasers.

      SECTION 2.3 FEES.

      The Issuer shall pay to the Company, the Program Fee and the Liquidity Fee at the times and in the amounts set forth in the Fee Letter. Such fees are non-refundable.

      SECTION 2.4 COMMERCIAL PAPER LIMITATIONS.

      The Deal Agent (on behalf of the Company) will not cause or permit to be
(i) issued any Commercial Paper Notes with a maturity date exceeding 90 days or
(ii) allocated to purchase of the Note or the maintenance of VFCC's investment in the Note, Commercial Paper Notes with more than 15 different maturity dates outstanding at any time.

                                   ARTICLE III

           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ISSUER


      SECTION 3.1 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ISSUER.

      The Issuer represents and warrants to and covenants with the Company, the Deal Agent, the Liquidity Agent and the Investors as of the Closing Date and, except as otherwise provided herein, as of each date of any Funding that:

      (a) ORGANIZATION AND GOOD STANDING. The Issuer is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation, and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and to execute, deliver and perform its obligations under the Note.

      (b) DUE QUALIFICATION. The Issuer is duly qualified to do business and is in good standing as a foreign corporation in any state required in order to conduct its business, and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on the conduct of the Issuer's business.

      (c) DUE AUTHORIZATION. The Issuer has the power and authority to execute and deliver this Agreement, the Security Agreement and the Note. The execution and delivery of this Agreement, the Security Agreement and the Note by the Issuer and the consummation of the transactions provided for in this Agreement and the Security Agreement have been duly authorized by the Issuer by all necessary corporate action on the part of the Issuer.

      (d) NO CONFLICT. The execution and delivery of this Agreement, the Security Agreement and the Note, the performance of the transactions contemplated by this Agreement and the Security Agreement and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Requirement of Law applicable to the Issuer or any indenture, contract, agreement, mortgage, deed of trust, or other material instrument to which the Issuer is a party or by which it or any of its properties are bound.

      (e) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the best knowledge of the Issuer, threatened, before any court, regulatory body, administrative agency, arbitrator or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement, the Security Agreement or the Note, (ii) seeking to prevent the issuance of the Note or the consummation of any of the transactions contemplated by this Agreement, the Security Agreement or the Note, (iii) seeking any determination or ruling that, individually or in the aggregate, in the reasonable judgment of the Issuer, would materially and adversely affect the performance by the Issuer of its obligations under this Agreement, the Security Agreement or the Note, or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement, the Security Agreement or the Note.

      (f) ALL CONSENTS REQUIRED. All approvals, authorizations, consents, orders or other actions of any Person or of any governmental body or official required to be obtained on or prior to the date hereof in connection with the execution and delivery of this Agreement, the Security Agreement and the Note, the performance by the Issuer of the transactions contemplated by this Agreement, the Security Agreement and the fulfillment by the Issuer of the terms hereof, have been obtained.

      (g) SOLVENCY. The Issuer is not insolvent and will not be rendered insolvent immediately following the consummation on the Closing Date of the transactions contemplated by this Agreement and the Security Agreement, including the pledge by the Issuer to the Collateral Agent of the Collateral specified in Section 2.1 of the Security Agreement.

      (h) NO TERMINATION EVENT. After giving effect to the payment by the Company of the Original Investment and the issuance of the Note and the making of any Subsequent Funding, no Potential Termination Event, Potential Wind-Down Event, Potential Amortization Event, Termination Event, Wind-Down Event, Amortization Event or Incipient Coverage Shortfall exists.

      (i) INFORMATION FURNISHED TO THE COMPANY. All information furnished by or on behalf of the Issuer to the Deal Agent will be true and complete in all material respects.

      (j) TAXES. The Issuer has filed all tax returns required to be filed and has paid or made adequate provision for the payment of all its taxes, assessments and other governmental charges.

      (k) COMPLIANCE. The Issuer has complied in all material respects with all Requirements of Law in respect of the conduct of its business and ownership of its property.

      (l) INVESTMENT COMPANY. The Issuer is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from the provisions of such act.

      (m) ERISA. The Issuer is in compliance with ERISA in all material respects. No Plan Event has occurred or is expected to occur that might result, directly or indirectly, in any lien being imposed on the property of the Issuer.

      (n) HEDGING. The Issuer will not enter into Interest Rate Hedges or other agreements or mechanisms for hedging except as set forth in Section 3.2(n) of the Security Agreement.

      The representations and warranties set forth in this Section 3.1 shall survive the pledge and grant of a lien in the respective Receivables to the Collateral Agent as agent for the Noteholder. Upon discovery by the Issuer, the Company, the Deal Agent, the Liquidity Agent or any of the Investors of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.

                                   ARTICLE IV

                                 INDEMNIFICATION

      SECTION 4.1 INDEMNITY.

      Without limiting any other rights which the Company, the Deal Agent, the Liquidity Agent, any of the Investors, the Reserve Account Agent, the Collateral Agent, the Liquidity Provider and the Credit Support Provider and any permitted assigns and their respective agents, officers, directors and employees (collectively, "INDEMNIFIED PARTIES") may have hereunder or under applicable law, the Issuer agrees to indemnify each Indemnified Party from and against any and all damages, losses, claims, liabilities, costs and expenses, including, reasonable attorneys' fees (which such attorneys may be employees of such Indemnified Party) and disbursements (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS") awarded against or incurred by any of them arising out of or as a result of this Agreement or the ownership, either directly or indirectly, by any such Indemnified Party of the Note excluding, however, (i) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party or (ii) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Receivables. Such Indemnified Amounts shall be paid in accordance with Section
5.1 of the Security Agreement. Without limiting the generality of the foregoing, the Issuer shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from:

      (a) reliance on any representation or warranty made by the Issuer or the Servicer (or any officers of the Issuer or the Servicer) under or in connection with this Agreement, the Servicing Agreement, any Servicer's Certificate or any other information or report delivered by the Issuer or the Servicer pursuant hereto or thereto, which shall have been false or incorrect in any material respect when made or deemed made;

      (b) the failure by the Issuer or the Servicer to comply with any applicable law, rule or regulation with respect to the Collateral, or the nonconformity of the Collateral with any such applicable law, rule or regulation;

      (c) the failure to vest and maintain vested in the Collateral Agent a first priority perfected security interest in the Collateral, free and clear of any Lien;

      (d) the failure to file, or any delay in filing, financing statements, continuation statements, or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to all or any part of the Collateral in order to maintain the first priority perfected security interest of the Collateral Agent in such Collateral;

      (e) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable not being the legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of a Financed Vehicle or services related to such Receivable or the furnishing or failure to furnish such Financed Vehicle or services;

      (f) any failure of the Issuer to perform its duties or obligations in accordance with the provisions of Articles IV and V of the Security Agreement; or

      (g) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with the related Financed Vehicle or related merchandise or services which are the subject of any Receivable; PROVIDED, HOWEVER, that if the Company enters into agreements for the purchase of interests in receivables from one or more Other Issuers, the Company shall allocate such Indemnified Amounts which are in connection with the Liquidity Agreement or the Credit Support Agreement to the Issuer and each Other Issuer; and PROVIDED, FURTHER, that if such Indemnified Amounts are attributable to the Issuer and not attributable to any Other Issuer, the Issuer shall be solely liable for such Indemnified Amounts or if such Indemnified Amounts are attributable to Other Issuers and not attributable to the Issuer, such Other Issuers shall be solely liable for such Indemnified Amounts.

      SECTION 4.2 INDEMNITY FOR TAXES, RESERVES AND EXPENSES.

      (a) If after the date hereof, the adoption of any Law or bank regulatory guideline or any amendment or change in the interpretation of any existing or future Law or bank regulatory guideline by any Official Body charged with the administration, interpretation or application thereof, or the compliance with any directive of any Official Body (in the case of any bank regulatory guideline, whether or not having the force of Law):

                  (1) shall subject any Indemnified Party to any tax, duty or other charge with respect to this Agreement, the Note, the Net Investment, the Collateral or payments of amounts due hereunder, or shall change the basis of taxation of payments to any Indemnified Party of amounts payable in respect of this Agreement, the Note, the Net Investment, the Collateral or payments of amounts due hereunder or its obligation to advance funds under the Liquidity Agreement, the Credit Support Agreement or otherwise in respect of this Agreement, the Note, the Net Investment or the Collateral (except for changes in the rate of general corporate, franchise, net income or other income tax imposed on such Indemnified Party by the jurisdiction in which such Indemnified Party's principal executive office is located); or

                  (2) shall impose, modify or deem applicable any reserve,
            special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System) against assets of, deposits with or for the account of, or credit extended by, any Indemnified Party or shall impose on any Indemnified Party or on the United States market for certificates of deposit or the London interbank market any other condition affecting this Agreement, the Note, the Net Investment, the Collateral or payments of amounts due hereunder or its obligation to advance funds under the Liquidity Agreement, the Credit Support Agreement or otherwise in respect of this Agreement, the Note, the Net Investment or the Collateral;

                  (3) imposes upon any Indemnified Party any other expense
            (including, without limitation, reasonable attorneys, fees and expenses, and expenses of litigation or preparation therefor in contesting any of the foregoing) with respect to this Agreement, the Note, the Net Investment, the Collateral or payments of amounts due hereunder or its obligation to advance funds under the Liquidity Agreement or the Credit Support Agreement or otherwise in respect of this Agreement, the Note, the Net Investment or the Collateral;

and the result of any of the foregoing is to increase the cost to such Indemnified Party with respect to this Agreement, the Note, the Net Investment, the Collateral, the obligations hereunder, the funding of any purchases hereunder, the Liquidity Agreement or the Credit Support Agreement, by an amount deemed by such Indemnified Party to be material, then within 10 days after demand by the Company, the Issuer shall pay to the Company such additional amount or amounts as will compensate such Indemnified Party for such increased cost PROVIDED that no such amount shall be payable with respect to any period commencing more than 90 days prior to the date the Company first notifies the Issuer of its intention to demand compensation therefor under this Section 4.2(a).

      (b) If any Indemnified Party shall have determined that after the date hereof, the adoption of any applicable Law or bank regulatory guideline regarding capital adequacy, or any change therein, or any change in the interpretation thereof by any Official Body, or any directive regarding capital adequacy (in the case of any bank regulatory guideline, whether or not having the force of law) of any such Official Body, has or would have the effect of reducing the rate of return on capital of such Indemnified Party (or its parent) as a consequence of such Indemnified Party's obligations hereunder or with respect hereto to a level below that which such Indemnified Party (or its parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Indemnified Party to be material, then from time to time, within 10 days after demand by the Company, the Issuer shall pay to the Deal Agent (for payment by the Deal Agent to such Indemnified Party) such additional amount or amounts as will compensate such Indemnified Party (or its parent) for such reduction; PROVIDED that no such amount shall be payable with respect to any period commencing less than 30 days after the date an Indemnified Party first notifies the Issuer of its intention to demand compensation under this Section 4.2(b).

      (c) The Company will promptly notify the Issuer of any event of which it has knowledge, occurring after the date hereof, which will entitle an Indemnified Party to compensation pursuant to this Section 4.2. A notice by the Company claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, the Company may use any reasonable averaging and attributing methods.

      (d) Anything in this Section 4.2 to the contrary notwithstanding, if the Company enters into agreements for the acquisition of interests in receivables from one or more Other Issuers, the Company shall allocate the liability for any amounts under this Section 4.2 ("SECTION 4.2 COSTS") ratably to the Issuer and each Other Issuer; and PROVIDED, FURTHER, that if such Section 4.2 Costs are attributable to the Issuer and not attributable to any Other Issuer, the Issuer shall be solely liable for such Section 4.2 Costs or if such Section 4.2 Costs are attributable to Other Issuers and not attributable to the Issuer, such Other Issuers shall be solely liable for such Section 4.2 Costs.

      SECTION 4.3 OTHER COSTS, EXPENSES AND RELATED MATTERS.

      The Issuer agrees, upon receipt of a written invoice, to pay or cause to be paid, in accordance with 5.1(a)(viii) of the Security Agreement and to save each Indemnified Party harmless against liability for the payment of, all reasonable out-of-pocket expenses (including, without limitation, attorneys', accountant's and other third parties' fees and expenses, any filing fees and expenses incurred by officers or employees of such Indemnified Party) incurred by or on behalf of such Indemnified Party (i) in connection with the negotiation, execution, delivery and preparation of this Agreement, the Note and the Security Agreement and any documents or instruments delivered pursuant hereto or thereto and the transactions contemplated hereby and thereby and (ii) from time to time (a) relating to any amendments, waivers or consents under this Agreement, the Note and the Security Agreement, (b) arising in connection with such Indemnified Party's enforcement or preservation of rights (including, without limitation, the perfection and protection of the Collateral Agent's security interest in the Collateral), or (c) arising in connection with any audit, dispute, disagreement, litigation or preparation for litigation involving this Agreement (all of such amounts, collectively, "TRANSACTION COSTS").

                                    ARTICLE V

                     THE DEAL AGENT AND THE LIQUIDITY AGENT

      SECTION 5.1 AUTHORIZATION AND ACTION.

      (a) Each Investor hereby designates and appoints the Deal Agent as Deal Agent hereunder, and authorizes the Deal Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Deal Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The Deal Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Investor, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Deal Agent shall be read into this Agreement or otherwise exist for the Deal Agent. In performing its functions and duties hereunder, the Deal Agent shall act solely as agent for the Investors and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Issuer or any of its successors or assigns. The Deal Agent shall not be required to take any action which exposes the Deal Agent to personal liability or which is contrary to this Agreement or applicable law. The appointment and authority of the Deal Agent hereunder shall terminate at the indefeasible payment in full of all of the Net Investment, all Carrying Costs and any other amount due under this Agreement, the Note, the Security Agreement or the Fee Letter.

      (b) Each Investor hereby designates and appoints First Union National Bank as Liquidity Agent hereunder, and authorizes the Liquidity Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Liquidity Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The Liquidity Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Investor, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Liquidity Agent shall be read into this Agreement or otherwise exist for the Liquidity Agent. In performing its functions and duties hereunder, the Liquidity Agent shall act solely as agent for the Investors and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Issuer or any of its successors or assigns. The Liquidity Agent shall not be required to take any action which exposes the Liquidity Agent to personal liability or which is contrary to this Agreement or applicable law. The appointment and authority of the Liquidity Agent hereunder shall terminate at the indefeasible payment in full of all of the Net Investment, all Carrying Costs and any other amount due under this Agreement, the Note, the Security Agreement or the Fee Letter.

      SECTION 5.2 DELEGATION OF DUTIES.

      (a) The Deal Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Deal Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

      (b) The Liquidity Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Liquidity Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

      SECTION 5.3 EXCULPATORY PROVISIONS.

      (a) Neither the Deal Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Investors for any recitals, statements, representations or warranties made by the Issuer contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Issuer to perform its obligations hereunder, or for the satisfaction of any condition specified in Section 2.1. The Deal Agent shall not be under any obligation to any Investor to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Issuer. The Deal Agent shall not be deemed to have knowledge of any Potential Termination Event, Potential Wind-Down Event, Potential Amortization Event, Termination Event, Wind-Down Event, Amortization Event or Incipient Coverage Shortfall unless the Deal Agent has received notice from the Issuer or an Investor.

      (b) Neither the Liquidity Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to the Deal Agent or any of the Investors for any recitals, statements, representations or warranties made by the Issuer contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Issuer to perform its obligations hereunder, or for the satisfaction of any condition specified in Section 2.1. The Liquidity Agent shall not be under any obligation to the Deal Agent or any Investor to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Issuer. The Liquidity Agent shall not be deemed to have knowledge of any Potential Termination Event, Potential Wind-Down Event, Potential Amortization Event, Termination Event, Wind-Down Event, Amortization Event or Incipient Coverage Shortfall unless the Liquidity Agent has received notice from the Issuer, the Deal Agent or an Investor.

      SECTION 5.4 RELIANCE.

      (a) The Deal Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Issuer), independent accountants and other experts selected by the Deal Agent. The Deal Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of the Company or the Required Investors or all of the Investors, as applicable, as it deems appropriate or it shall first be indemnified to its satisfaction by the Investors, PROVIDED that unless and until the Deal Agent shall have received such advice, the Deal Agent may take or refrain from taking any action, as the Deal Agent shall deem advisable and in the best interests of the Investors. The Deal Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Company or the Required Investors or all of the Investors, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Investors.

      (b) The Liquidity Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Issuer), independent accountants and other experts selected by the Liquidity Agent. The Liquidity Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of Required Investors as it deems appropriate or it shall first be indemnified to its satisfaction by the Investors, PROVIDED that unless and until the Liquidity Agent shall have received such advice, the Liquidity Agent may take or refrain from taking any action, as the Liquidity Agent shall deem advisable and in the best interests of the Investors. The Liquidity Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Required Investors and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Investors.

      SECTION 5.5 NON-RELIANCE  ON DEAL  AGENT,  LIQUIDITY  AGENT  AND  OTHER
INVESTORS.

      Each Investor expressly acknowledges that neither the Deal Agent, the Liquidity Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Deal Agent hereafter taken, including, without limitation, any review of the affairs of the Issuer, shall be deemed to constitute any representation or warranty by the Deal Agent or the Liquidity Agent. Each Investor represents and warrants to the Deal Agent and to the Liquidity Agent that it has and will, independently and without reliance upon the Deal Agent, the Liquidity Agent or any other Investor and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Issuer and made its own decision to enter into this Agreement.

      SECTION 5.6 REIMBURSEMENT AND INDEMNIFICATION.

      The Investors agree to reimburse and indemnify the Company, the Deal Agent, the Liquidity Agent and each of their respective officers, directors, employees, representatives and agents ratably according to their Pro Rata Shares, to the extent not paid or reimbursed by the Issuer (i) for any amounts for which the Company, the Liquidity Agent, acting in its capacity as Liquidity Agent, or the Deal Agent, acting in its capacity as Deal Agent, is entitled to reimbursement by the Issuer hereunder and (ii) for any other expenses incurred by the Company, the Liquidity Agent, acting in its capacity as Liquidity Agent, or the Deal Agent, in its capacity as Deal Agent and acting on behalf of the Investors, in connection with the administration and enforcement of this Agreement.

      SECTION 5.7 DEAL  AGENT  AND  LIQUIDITY  AGENT  IN  THEIR   INDIVIDUAL
CAPACITIES.

      The Deal Agent, the Liquidity Agent and each of their respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Issuer or any Affiliate of the Issuer as though the Deal Agent or the Liquidity Agent, as the case may be, were not the Deal Agent or the Liquidity Agent, as the case may be, hereunder. With respect to the Fundings pursuant to this Agreement, the Deal Agent, the Liquidity Agent and each of their respective Affiliates shall have the same rights and powers under this Agreement as any Investor and may exercise the same as though it were not the Deal Agent or the Liquidity Agent, as the case may be, and the terms "INVESTOR," "PURCHASER," "INVESTORS" and "PURCHASERS" shall include the Deal Agent or the Liquidity Agent, as the case may be, in its individual capacity.

      SECTION 5.8 SUCCESSOR DEAL AGENT OR LIQUIDITY AGENT.

      (a) The Deal Agent may, upon 5 Business Days' written notice to the Issuer and the Investors, resign as Deal Agent. If the Deal Agent shall resign, then the Required Investors during such 5-day period shall appoint from among the Investors a successor agent. If for any reason no successor Deal Agent is appointed by the Required Investors during such 5-day period, then effective upon the termination of such five day period, the Investors shall perform all of the duties of the Deal Agent hereunder and the Issuer shall make all payments in respect of the Net Investment, all Carrying Costs and all other amounts due under any Transaction Document or under any fee letter directly to the applicable Investor and for all purposes shall deal directly with the Investors. After any retiring Deal Agent's resignation hereunder as Deal Agent, the provisions of this Article V and Article IV shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Deal Agent under this Agreement.

      (b) The Liquidity Agent may, upon 5 days' notice to the Issuer, the Deal Agent and the Investors, and the Liquidity Agent will, upon the direction of all of the Investors (other than the Liquidity Agent, in its individual capacity) resign as Liquidity Agent. If the Liquidity Agent shall resign, then the Required Investors during such 5-day period shall appoint from among the Investors a successor Liquidity Agent. If for any reason no successor Liquidity Agent is appointed by the Required Investors during such 5-day period, then effective upon the termination of such five day period, the Investors shall perform all of the duties of the Liquidity Agent hereunder and all payments in respect of the principal and interest and any amount due at any time hereunder or under any fee letter directly to the applicable Investor and for all purposes shall deal directly with the Investors. After any retiring Liquidity Agent's resignation hereunder as Liquidity Agent, the provisions of this Article V and
Article IV shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Liquidity Agent under this Agreement.

                                   ARTICLE VI

                           ASSIGNMENTS; PARTICIPATIONS

      SECTION 6.1 ASSIGNMENTS AND PARTICIPATIONS.

      (a) Each Investor may upon at least 30 days' written notice to the Company, the Deal Agent, the Liquidity Agent and S&P and Moody's, assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement; PROVIDED HOWEVER, that (i) each such assignment shall be of a constant, and not a varying percentage of all of the assigning Investor's rights and obligations under this Agreement, (ii) the amount of the Commitment of the assigning Investor being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than the lesser of (A) $5,000,000 or an integral multiple of $1,000,000 in excess of that amount and (B) the full amount of the assigning Investor's Commitment, (iii) each such assignment shall be to an Eligible Assignee, (iv) the assigning Investor and the assignee with respect to each such assignment shall execute and deliver to the Deal Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $3,500 or such lesser amount as shall be approved by the Deal Agent and (v) the parties to each such assignment shall have agreed to reimburse the Deal Agent, the Liquidity Agent and the Company for all fees, costs and expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for each of the Deal Agent, the Liquidity Agent and the Company) incurred by the Deal Agent, the Liquidity Agent and the Company, respectively, in connection with such assignment, and PROVIDED FURTHER that upon the effective date of such assignment the provisions of Section 3.03(f) of the Administration Agreement shall be satisfied. Upon such execution, delivery and acceptance by the Deal Agent and the Liquidity Agent and the recording by the Deal Agent, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be the date of acceptance thereof by the Deal Agent and the Liquidity Agent, unless a later date is specified therein, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of an Investor hereunder and (ii) the Investor assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Investor's rights and obligations under this Agreement, such Investor shall cease to be a party hereto).

      (b) By executing and delivering an Assignment and Acceptance, the Investor assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Investor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Investor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or the performance or observance by the Company of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto;
(iii) such assignee confirms that it has received a copy of this Agreement, together with copies of such financial statements and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Deal Agent or the Liquidity Agent, such assigning Investor or any other Investor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assigning Investor and such assignee confirm that such assignee is an Eligible Assignee; (vi) such assignee appoints and authorizes each of the Deal Agent and the Liquidity Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such agent by the terms hereof, together with such powers as are reasonably incidental thereto; and
(vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as an Investor.

      (c) The Deal Agent shall maintain at its address referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Investors and the Commitment of, and the amount of each Funding by made by each investor from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Company, the Issuer and the Investors may treat each Person whose name is recorded in the Register as an Investor hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Company, the Liquidity Agent or any Investor at any reasonable time and from time to time upon reasonable prior notice.

      (d) Subject to the provisions of Section 6.1(a), upon its receipt of an Assignment and Acceptance executed by an assigning Investor and an assignee, the Deal Agent and the Liquidity Agent shall each, if such Assignment and Acceptance has been completed and is in substantially the form of EXHIBIT C hereto, accept such Assignment and Acceptance, and the Deal Agent shall then (i) record the information contained therein in the Register and (ii) give prompt notice thereof to the Company.

      (e) Each Investor may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the portion of each Funding made by it); PROVIDED, HOWEVER, that without the prior consent of the Issuer (such consent not to be unreasonably withheld), no such participation may be sold to any Person, reasonably believed by an officer of the Investor selling such participation, to be a Person (a) who has business operations materially the same as those of the Servicer and (b) who is in direct competition with the Servicer for obligors substantially the same as the Servicer; PROVIDED, FURTHER, that (i) such Investor's obligations under this Agreement (including, without limitation, its Commitment hereunder) shall remain unchanged, (ii) such Investor shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Deal Agent and the other Investors shall continue to deal solely and directly with such Investor in connection with such Investor's rights and obligations under this Agreement, and PROVIDED, FURTHER, that (i) the Deal Agent shall have confirmed that upon the effective date of such participation the provisions of Section 3.03(f) of the Administration Agreement shall be satisfied and (ii) the Issuer shall have reasonably approved such participant. Notwithstanding anything herein to the contrary, each participant shall have the rights of an Investor (including any right to receive payment) under Article IV; PROVIDED, HOWEVER, that no participant shall be entitled to receive payment under such Article in excess of the amount that would have been payable under such Article by the Issuer to the Investor granting its participation had such participation not been granted, and no Investor granting a participation shall be entitled to receive payment under either such Section in an amount which exceeds the sum of (i) the amount to which such Investor is entitled under such Article with respect to the any portion of any Funding made by such Investor which is not subject to any participation PLUS (ii) the aggregate amount to which its participants are entitled under such Article with respect to the amounts of their respective participations. With respect to any participation described in this Section 6.1, the participant's rights, as set forth in the agreement between such participant and the applicable Investor, to agree to or to restrict such Investor's ability to agree to any modification, waiver or release of any of the terms of this Agreement or any other document or to exercise or refrain from exercising any powers or rights which such Investor may have under or in respect of this Agreement or any other document shall be limited to the right specifically given to participants in Section 7.4 of this Agreement.

      (f) Each Investor may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 6.1, disclose to the assignee or participant or proposed assignee or participant any information relating to the Issuer or the Company furnished to such Investor by or on behalf of the Issuer or the Company.

      (g) In the event (i) an Investor ceases to qualify as an Eligible Assignee, or (ii) an Investor makes demand for compensation pursuant to Sections
4.2 or 4.3, the Company may, and, upon the direction of the Issuer and prior to the occurrence of any of a Potential Termination Event, Potential Wind-Down Event, Potential Amortization Event, Termination Event, Wind-Down Event, Amortization Event or Incipient Coverage Shortfall, shall, in any such case, notwithstanding any provision to the contrary herein, replace such Investor with an Eligible Assignee by giving three Business Days' prior written notice to the such Investor. In the event of the replacement of an Investor, such Investor agrees (i) to assign all of its rights and obligations hereunder to an Eligible Assignee selected by the Company upon payment to such Investor of the amount of such Investor's portion of any Funding together with any accrued and unpaid Carrying Costs related thereto, all accrued and unpaid fees owing to such Investor and all other amounts owing to such Investor hereunder and (ii) to execute and deliver an Assignment and Acceptance and such other documents evidencing such assignment as shall be necessary or reasonably requested by the Liquidity Agent or the Deal Agent. In the event that any Investor ceases to qualify as an Eligible Assignee, such affected Investor agrees (1) to give the Deal Agent, the Issuer and the Company prompt written notice thereof and (2) subject to the following proviso, to reimburse the Deal Agent, the Liquidity Agent and the relevant assignee for all fees, costs and expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for each of the Deal Agent, the Liquidity Agent and such assignee) incurred by the Deal Agent, the Liquidity Agent and such assignee, respectively, in connection with any assignment made pursuant to this Section 6.1(g) by such affected Investor; PROVIDED, HOWEVER, that such affected Investor's liability for such costs, fees and expenses shall be limited to the amount of any up-front fees paid to such affected Investor at the time that it became a party to this Agreement.

      (h) Nothing herein shall prohibit any Investor from pledging or assigning as collateral any of its rights under this Agreement to any Federal Reserve Bank in accordance with applicable law and any such pledge or collateral assignment may be made without compliance with Section 6.1(a) or Section 6.1(b).

                                   ARTICLE VII

                                  MISCELLANEOUS

      SECTION 7.1 NOTICES, ETC.

       All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or specified in such party's Assignment and Acceptance or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of (a) notice by mail, five days after being deposited in the United States mails, first class postage prepaid, (b) notice by telex, when telexed against receipt of answerback, or (c) notice by facsimile copy, when verbal communication of receipt is obtained, except that notices and communications pursuant to Article II shall not be effective until received with respect to any notice sent by mail or telex.

      SECTION 7.2 SUCCESSORS AND ASSIGNS.

      This Agreement shall be binding upon the Issuer and the Company and their respective successors and assigns and shall inure to the benefit of the Issuer, and the Company and their respective successors and assigns including the Liquidity Provider; PROVIDED that the Issuer shall not assign any of its rights or obligations hereunder without the prior written consent of the Company, the Collateral Agent and the Deal Agent. The Issuer hereby acknowledges that the Company has assigned and granted a security interest in all of its rights hereunder and under the Note to the Liquidity Providers. In addition, the Issuer hereby acknowledges that the Company may at any time and from time to time assign all or a portion of its rights hereunder to the Liquidity Provider pursuant to the Liquidity Agreement. Except as expressly permitted hereunder or in the agreements establishing the Company's commercial paper program, the Company shall not assign any of its rights or obligations hereunder without the prior written consent of the Issuer. The parties hereto agree that the Deal Agent is an intended third-party beneficiary of this Agreement.

      SECTION 7.3 SEVERABILITY CLAUSE.

      Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      SECTION 7.4 AMENDMENTS.

      (a) Except as provided in this Section 7.4, no amendment or modification of any provision of this Agreement shall be effective without the written agreement of the Issuer, the Deal Agent and the Purchasers, and no termination or waiver of any provision of this Agreement or consent to any departure therefrom by the Issuer shall be effective without the written concurrence of the Deal Agent and the Required Investors. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing in accordance with the provisions of this Section 7.4(b). The Company, the Issuer and the Deal Agent at the direction of the Required Investors, may enter into written modifications or waivers of any provisions of this Agreement, PROVIDED, HOWEVER, that no such modification or waiver shall:

            (i) without the consent of each affected Investor, (A) extend the Commitment Termination Date or the date of any payment or deposit of Collections by the Issuer or the Servicer, (B) change the definition of "Carrying Costs" or any component thereof, (C) reduce any fee payable to the Deal Agent for the benefit of the Investors, (D) change the amount of the Net Investment or an Investor's Commitment, (E) amend, modify or waive any provision of the definition of Required Investors or this Section 7.4(b), (F) consent to or permit the assignment or transfer by the Issuer of any of its rights and obligations under this Agreement, the Note or the Security Agreement or (G) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (E) above in a manner which would circumvent the intention of the restrictions set forth in such clauses;

            (ii) without the written consent of the Deal Agent, amend, modify or waive any provision of this Agreement if the effect thereof is to affect the rights or duties of such Deal Agent; or

            (iii) without the written consent of the Liquidity Agent, amend, modify or waive any provision of this Agreement if the effect thereof is to affect the rights or duties of such Liquidity Agent.

Notwithstanding the foregoing, without the consent of the Investors, the Deal Agent may, with the consent of the Issuer amend this Agreement solely to add additional Persons as Investors hereunder. Any modification or waiver shall apply to each of the Investors equally and shall be binding upon the Issuer, the Investors and the Deal Agent.

      SECTION 7.5 NO BANKRUPTCY PETITION AGAINST THE COMPANY.

      THE ISSUER COVENANTS AND AGREES THAT, PRIOR TO THE DATE WHICH IS ONE YEAR AND ONE DAY AFTER THE PAYMENT IN FULL OF ALL COMMERCIAL PAPER ISSUED BY THE COMPANY, IT WILL NOT INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON IN INSTITUTING AGAINST, THE COMPANY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

      SECTION 7.6 COSTS, EXPENSES AND TAXES.

      In addition to the rights of indemnification granted to the Deal Agent, the Purchasers and their respective Affiliates under Article IV hereof, the Issuer agrees to pay on demand all costs and expenses of the Purchasers and the Deal Agent, and their respective Affiliates, successors or assigns, if any (including reasonable counsel fees and expenses), incurred in connection with the negotiation, execution, and delivery of this Agreement and the transactions contemplated hereby, any removal of the facility and/or the enforcement, administration (including periodic auditing), amendment or modification of, or any waiver or consent issued in connection with, this Agreement, the Note, any other Transaction Document and the other documents to be delivered hereunder or thereunder, or in connection herewith or therewith. The Issuer also agrees to pay on demand all reasonable out-of-pocket costs and expenses incurred by a Purchaser in connection with the administration (including rating agency requirements, modification and amendment) of this Agreement, the Transaction Documents and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Purchaser and the Deal Agent with respect thereto and with respect to advising the Purchaser as to its rights and remedies under this Agreement, the Transaction Documents and the other agreements executed pursuant hereto. Any amounts subject to the provisions of this section shall be paid by the Issuer to the Deal Agent within ten (10) Business Days following the Deal Agent's demand therefor.

      SECTION 7.7 SETOFF.

      The Issuer hereby irrevocably and unconditionally waives all right of setoff that it may have under contract (including this Agreement), applicable law or otherwise with respect to any funds or monies of any Purchaser at any time held by or in the possession of the Issuer.

      SECTION 7.8 NO RECOURSE.

      The Issuer's obligations under the Note are payable solely from the Collateral and no general recourse shall be had on the Note against the Issuer. Except as otherwise expressly provided in this Agreement, it is understood and agreed that the Issuer shall not be liable for the payment of Commercial Paper or for any losses suffered by the Company in respect of the Note. The foregoing sentence shall not relieve the Issuer from any liability hereunder or under the Security Agreement with respect to its representations, warranties, covenants and other payment and performance obligations herein or therein described.

      SECTION 7.9 FURTHER ASSURANCES.

      The Issuer agrees to do such further acts and things and to execute and deliver to the Company or the Collateral Agent such additional assignments, agreements, powers and instruments as are required by the Deal Agent, the Liquidity Agent, any Purchaser or the Collateral Agent to carry into effect the purposes of this Agreement or the Security Agreement or to better assure and confirm unto the Deal Agent, the Liquidity Agent, any Purchaser or the Collateral Agent its rights, powers and remedies hereunder or thereunder.

      SECTION 7.10      CONFIDENTIALITY.

      (a) Each of the parties hereto shall maintain and shall cause each of its employees and officers to maintain the confidentiality of any confidential proprietary information with respect to the other parties hereto and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that each such party and its officers and employees may (i) disclose such information to its external accountants and attorneys and as required by applicable law, applicable accounting requirements or order of any judicial or administrative proceeding and (ii) disclose the existence of this Agreement.

      (b) Anything herein to the contrary notwithstanding, the Issuer hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Deal Agent, the Liquidity Agent, the Investors, prospective Investors (provided that each such prospective Investor has entered into a confidentiality agreement reasonably acceptable to the Deal Agent) or a Purchaser by each other,
(ii) by the Deal Agent or the Purchasers to any prospective or actual assignee or participant of any of them or (iii) by the Deal Agent to any rating agency that provides a rating for the Commercial Paper, Commercial Paper dealer or placement agent or provider of a surety, guaranty or credit or liquidity enhancement to a Purchaser and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information and agrees to keep such information confidential pursuant to the terms of this section. In addition, the Purchasers, the Liquidity Agent and the Deal Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

      SECTION 7.11      GOVERNING LAW.

      THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

      SECTION 7.12      WAIVER OF JURY TRIAL.

      TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PURCHASERS, THE ISSUER AND THE DEAL AGENT WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

      SECTION 7.13      COUNTERPARTS.

      This Agreement may be executed in any number of copies, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument.

      SECTION 7.14      HEADINGS.

      Section headings used in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

      IN WITNESS WHEREOF, each of the parties hereto have caused this Note Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


THE ISSUER:                   FIRST INVESTORS AUTO CAPITAL CORPORATION,
                                    as Issuer


                              By:   /s/ BENNIE H. DUCK
                                    Name:  Bennie H. Duck
                                    Title:  Vice President and Treasurer


                              First Investors Auto Capital Corporation
                                675 Bering Drive
                              Suite 710
                              Houston, Texas 77057
                                    Attention:  Bennie H. Duck
                                    Facsimile:  (703) 977-0657
                                    Telephone:  (713) 977-2600


THE DEAL AGENT:               FIRST UNION CAPITAL MARKETS CORP.


                              By    /s/ DARRELL R. BABER
                                    Name:  DARRELL R. BABER
                                    Title:  DIRECTOR

                              First Union Capital Markets Corp.
                              One First Union Center, TW-6
                              Charlotte, North Carolina  28288
                                    Attention:  Mr. Bennett S. Cole
                                    Facsimile:  (704) 374-3254
                                    Telephone:  (704) 383-3766

THE COMPANY:                  VARIABLE FUNDING CAPITAL CORPORATION

                              By First Union Capital Markets
                                Corp., as attorney-in-fact


                              By  /s/ DARRELL R. BABER
                                Name:  DARRELL R. BABER
                                Title:  DIRECTOR

                              Variable Funding Capital Corporation
                              c/o First Union Capital Markets Corp.
                              One First Union Center, TW-6
                                    Attention:  Conduit Administration
                                    Facsimile:  (704) 383-6036
                                    Telephone:  (704) 383-9343

            With a copy to:
                              Variable Funding Capital Corporation
                              c/o Lord Securities Corp.
                              2 Wall Street, 19th Floor
                              New York, New York  10005
                                    Attention:  Mr. Richard Taiano
                                    Facsimile:  (212) 346-9012
                                    Telephone:  (212) 346-9006


THE LIQUIDITY AGENT:          FIRST UNION NATIONAL BANK


                              By  /s/ BILL A. SHIRLEY
                                Name:  BILL A. SHIRLEY
                                Title: VICE PRESIDENT  -North Carolina

                              First Union National Bank
                              One First Union Center, TW-6
                              Charlotte, North Carolina  28288
                                    Attention:  Bill A. Shirley, Jr.
                                    Facsimile:  (704) 374-3254
                                    Telephone:  (704) 374-4001

THE INVESTOR:                 FIRST UNION NATIONAL BANK


                              By  /s/ BILL A. SHIRLEY
                                Name:  BILL A. SHIRLEY
                                Title: VICE PRESIDENT  -North Carolina

                             Commitment: $25,000,000

                              First Union National Bank
                              One First Union Center, TW-6
                              Charlotte, North Carolina  28288
                                    Attention:  Bill A. Shirley, Jr.
                                    Facsimile:  (704) 374-3254
                                    Telephone:  (704) 374-4001